Government Select Series

Supplement to

Prospectus and Statement of Additional Information

Dated August 26, 2019

Fee Deferral Agreement

Pursuant to the terms of a Fee Deferral Agreement with PFM Funds (the "Trust"), effective June 25, 2020, PFM Asset Management LLC (the "Adviser") may from time to time temporarily waive all or any portion of any of the fees payable to it by Government Select Series (the "Series") any time that the monthly distribution yield of the Series for the prior calendar month has been less than 0.50% per annum. The agreement does not obligate the Adviser to waive its fees, and any waiver of fees pursuant to the agreement may be modified or terminated by the Adviser at any time. Upon the request of the Adviser, the Series is obligated by the Fee Deferral Agreement to pay to the Adviser fees that have previously been waived by the Adviser pursuant to the agreement; provided that the monthly distribution yield of the Series for the month preceding any such payment was greater than 0.50% per annum. Fees paid by the Series to the Adviser under this arrangement must be fees that were waived by the Adviser not more than 36 months prior to the month in which payment is to be made by the Series, and the amount of fees paid by the Series in any month under this arrangement may not exceed 15% of the aggregate fees that otherwise would be payable to the Adviser for such month.

The arrangements implemented by the Fee Deferral Agreement will cause the yield of the Series to be higher than it would otherwise be when the Adviser is temporarily waiving fees and will cause the yield of the Series to be lower than it would otherwise be when the Series is paying previously waived fees to the Adviser.

The date of this Supplement is June 25, 2020.

Please retain this Supplement for future reference.